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                                                               [EXECUTION COPY]


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                            REGISTRATION RIGHTS AGREEMENT

                                        among

                              TNF HOLDINGS COMPANY INC.,

                                 J.H. WHITNEY & CO.,

                            WHITNEY 1990 EQUITY FUND, L.P.

                         WHITNEY SUBORDINATED DEBT FUND, L.P.

                                         and

                      MARSDEN S. CASON and WILLIAM A. McFARLANE


                          ----------------------------

                               Dated as of June 7, 1994

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                            REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of June 7, 1994, among TNF HOLDINGS COMPANY, INC., a Delaware corporation (the "Company"), J. H. WHITNEY & CO., a New York limited partnership ("Whitney"), WHITNEY 1990 EQUITY FUND, L.P., a Delaware limited partnership ("Whitney Equity Fund"), WHITNEY SUBORDINATED DEBT FUND, L.P., a Delaware limited partnership ("Whitney Debt Fund" and, together with Whitney and Whitney Equity Fund, the "Designated Holders") , MARSDEN S. CASON ("Cason") and WILLIAM A. McFARLANE ("McFarlane" and, together with Cason, the "Management Holders").

         This Agreement is made in connection with (i) the Subordinated Note and Common Stock Purchase Agreement, dated as of the date hereof, between the Company and Whitney Debt Fund, relating to the acquisition by Whitney Debt Fund of a subordinated promissory note (the "Note") and shares of common stock, par value $.01 per share ("Common Stock"), of the Company; (ii) the Preferred
Stock Purchase Agreement, dated as of the date hereof , among TNF, Whitney and Whitney Equity Fund, relating to the acquisition by Whitney and Whitney Equity Fund of shares of Series A Convertible Preferred Stock, par value $1.00 per share ("Preferred Stock"), of the Company; (iii) the Management Stock Purchase and Non-Competition Agreement, dated the date hereof, among the Company and the stockholders named therein, relating to the acquisition by such stockholders of an aggregate of 127,875 shares of Common Stock; and (iv) the Company's 1994 Stock Incentive Plan and awards to the Management Holders of options and restricted stock thereunder. In order to induce (i) Whitney Debt Fund to acquire the Note and shares of Common Stock and (ii) Whitney and Whitney Equity Fund to acquire shares of Preferred Stock, the Company has agreed to provide registration rights with respect to the Registrable Securities (as defined below) as set forth in this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration the receipt and sufficiency

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of which is hereby acknowledged the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "Act" means the Securities Act of 1933, as amended.

         "Approved Underwriter" has the meaning assigned such term in Section 3(e).

         "Common Stock" means the Company's Common Stock, par value $.01 per share, and any class or series of common stock of the Company authorized after the date of this Agreement, or any other class of stock resulting from successive changes or reclassification of such Common Stock.

         "Company Underwriter" has the meaning assigned such term in Section
4(a).

         "Demand Registration" has the meaning assigned such term in Section
3(a).

         "Designated Holder" means Whitney, Whitney Equity Fund and Whitney
Debt Fund and any of their respective transferees to whom Registrable Securities have been transferred other than a transferee to whom such securities have been transferred pursuant to a registration under the Act or Rule 144 under the Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" has the meaning assigned such term in Section 2(b).

         "Inspector" has the meaning assigned such term in Section 6(a)(viii).

         "Management Holdings" has the meaning assigned to such term in the preamble.

         "NASD" has the meaning assigned such term in Section 6(a)(xv).


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         "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government, (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Preferred Stock" has the meaning assigned to such term in the second paragraph of this Agreement.

         "Public Offering" means any offer for sale of Common Stock pursuant to an effective registration statement filed under the Securities Act.

         "Registrable Securities" mean each of the following:   (a) any shares
of Common Stock issued or issuable upon conversion of or in exchange for shares of Preferred Stock, (b) any shares of Common Stock held as of the date hereof by any party hereto, (c) any shares of Common Stock purchased by a Holder upon exercise of the preemptive rights granted pursuant to Section 7 of the Securityholders Agreement and (d) any shares of Common Stock issued or issuable upon in respect of shares of Common Stock contemplated by clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "Registration Expenses" has the meaning assigned such term in Section
7.

         "SEC" means the Securities and Exchange Commission.

         "Securityholders Agreement" means the Securityholders Agreement, dated as of the date hereof, among the securityholders of the Company named therein.

         2.   Securities Subject to this Agreement.

              (a) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been


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disposed of pursuant to such effective registration statement or (ii) the entire amount of Registrable Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the holder of such Registrable Securities, each in their reasonable judgment, may be distributed to the public in such single sale pursuant to Rule 144 (or any successor provision then in force) under the Act.

              (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities (a "Holder") whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such purchase or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights, other than options which pursuant to their terms have not become exercisable, or shares of restricted stock which pursuant to its terms are subject to forfeiture. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         3.   Demand Registration.

              (a) Request for Demand Registration. At any time after the shorter of (i) 180 days after the initial Public Offering and (ii) the expiration of any lock-up period required by the underwriters, if any, in connection with such initial Public Offering, the Designated Holders may make a written request for registration of Registrable Securities under the Act, and under the securities or blue sky laws of any jurisdiction designated by such holder or holders (a "Demand Registration"); provided that, subject to Section 3(d) hereof, the Company will not be required to effect more than three Demand Registrations in the aggregate at the request of Designated Holders pursuant to this Section 3; provided, further, that the Company will not be required to effect a Demand Registration if the aggregate number of shares of Common Stock to be


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registered is less than 5% of the number of outstanding shares of Common Stock on a fully diluted basis; provided further, that the Company will not be required to effect a Demand Registration within the period beginning on the effective date of a registration statement filed by the Company on its behalf or on behalf of another holder of Common Stock covering a firm commitment underwritten Public Offering and ending on the later of (A) 90 days thereafter and (B) the expiration of any lock-up period required by the underwriters, if any, in connection therewith. For purposes of the preceding sentence, two or more registration statements filed in response to one demand shall be counted as one registration statement. Such request for a Demand Registration shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within 15 days after the receipt of such request, and at least 30 days prior to the filing of the registration statement therefor, the Company shall give written notice thereof to all Designated Holders holding Registerable Securities and include in such registration all Registerable Securities held by a Designated Holder with respect to which the Company has received written requests for inclusion therein at least 10 days prior to the filing of the registration statement. Each such request shall also specify the number of Registerable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Other holders of the Company's Common Stock and the Company shall be permitted to offer securities under any such Demand Registration.

              (b) Effective Demand Registration. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for not less than 120 days. The Company shall use its best efforts to cause any such Demand Registration to become effective not later than 90 days after it receives a request under Section 2(a) hereof.

              (c) Expenses. In any registration initiated as a Demand Registration, the Company shall


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pay all Registration Expenses in connection therewith, whether or not such
Demand Registration becomes effective.

              (d) Underwriting Procedures. If the Designated Holders holding a majority of the Registrable Securities to which the Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(e). In such event, if the Approved Underwriter advises the Company, which advice shall be confirmed in writing, that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to prevent the Company from effecting a successful offering of such securities, the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such effect on the success of such offering and shall reduce, pro rata, the amount of Registrable Securities to be included in such registration by each Holder that participates in such registration. To the extent Registerable Securities held by the Designated Holders so requested to be registered are excluded from the offering to be made pursuant to the Demand Registration (or any additional Demand Registration provided pursuant to this sentence), then the Designated Holders of such Registerable Securities shall have the right to one additional Demand Registration under this Section 3 with respect to such Registerable Securities.


              (e) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Designated Holders holding a majority of the Registrable Securities to which the Demand Registration relates shall select and obtain an investment banking firm of first class national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, that the approved underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

         4.   Piggy-Back Registration


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              (a)  Piggy-Back Rights.  If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account, or an offering for the account of any stockholder of the Company or any group of such stockholders holding (on a fully diluted basis) an aggregate of at least 5% of the outstanding shares of any class of security (other than a registration statement on Form S-4 or S-8 or any successor or other forms not available for registering capital stock for sale to the public), then the Company shall give written notice of such proposed filing to each of the Holders of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request. The Company shall use its best efforts (within ten days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the Holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Holders of Registrable Securities that the total amount or kind of securities which they, the Company and any other persons or entities intend to include in such offering (the "Total Securities") is sufficiently large so as to prevent the Company from effecting a successful offering of the Total Securities, then the amount of securities in excess of the amount to be registered for sale by the Company to be offered for the account of such Holders and such other persons or entities other than the Company shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter.

              (b) Priority of Registrations. If the Company proposes to register securities pursuant to Section 4(a) hereof on the same day that the Holders request a registration pursuant to Section 3(a) hereof,


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then the registration proposed by the Company shall be given priority.

              (c) Expenses. The Company shall bear all Registration Expenses in connection with any registration pursuant to this Section 4.

         5.   Holdback Agreements.

              (a) Restrictions on Public Sale by Holders. In order to participate in a registration effected hereby, to the extent not inconsistent with applicable law, each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Act, during the period beginning on the filing of such registration statement and ending on the later of (i) 90 days after the effective date of such registration statement or (ii) the expiration of any lock-up period (not exceeding 180 days) required by the underwriters, if any, of such offering (except, in any case, as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten Public offering or, if and to the extent requested by the Company Underwriter, in the case of an underwritten Public Offering.

              (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor or other forms not available for registering capital stock for sale to the public) during the period beginning on the filing of any registration statement in which the Holders of Registrable Securities are participating and ending on the later of (i) 90 days after the effective date of any such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement of and (ii) the expiration of any lock-up period (not exceeding 180 days) required by the underwriters, if any, of such offering.


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         6.   Registration Procedures.

              (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3 or 4, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                   (i) prepare and file with the SEC (as promptly as practicable, but in any event not later than 90 business days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form for which the Company then qualifies, which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                   (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 24 months or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4 (3) of the Act and Rule 174 thereunder, if applicable), and comply

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with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

              (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

              (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities requests, and to continue such qualification in effect in such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

              (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;


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              (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

              (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Sections 3 or 4) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

              (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested

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by any such Inspector in connection with such registration statement;

              (ix) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

              (x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller or underwriters may reasonably request and are customarily included in such opinions;

              (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Act;

              (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided, that the applicable listing requirements are satisfied;

              (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 3 or 4 hereunder;


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              (xiv) provide officers' certificates and other customary closing documents;

              (xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

              (xvi) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and cooperate with the Designated Holders to facilitate the disposition of such Registrable Securities pursuant thereto.

         (b) Seller Information. The Company shall be entitled to require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

         (c) Notice to Discontinue. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Designated


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Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

         7.   Registration Expenses.

         The Company shall pay all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including without limitation, (i) SEC stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including without limitation any expenses arising from any special audits incident to or required by any registration or qualification), and (v) the reasonable fees, charges and expenses of any special experts (provided that a seller of Registrable Securities shall give notice to the Company, as soon as practicable, of the retention of such special experts) retained in connection with any Demand Registration or piggyback registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. In connection with each registration hereunder, the Company shall reimburse the Designated Holders of Registrable Securities being registered in such registration for the reasonable fees, charges and disbursements of not more than one counsel chosen by the Designated Holders holding a majority of Registrable Securities being registered in such registration. All of the expenses described in this Section 7 are referred to herein as "Registration Expenses."

         8.   Indemnification; Contribution.

              (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its officers, directors, partners, employees and agents and each Person who controls (within the meaning of the Act or the Exchange Act) such Holder, and any investment adviser and counsel thereof from and against


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any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and, subject to Section 8(c) hereof, reasonable fees, disbursements and other charges of legal counsel) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

         (b) Indemnification by Holders. In connection with any registration statement in which a Holder is participating pursuant to Section 3 or 4 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to any such information furnished in writing by such Holder and only to the extent of the net proceeds received by such Holder in the offering to which such registration statement relates.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party"),after the receipt by the


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Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees, disbursements and other charges of such legal counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with legal counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by such legal counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same legal counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

         (d)  Contribution.  If the indemnification provided for in this
Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any fees, charges or expenses (including fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), a Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder in the offering to which such registration statement relates exceeds the amount of any damages that such Holder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person.

         (e) Survival. The indemnity and contribution covenants contained in this Section 8 shall remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of a Holder or any person controlling a Holder, (ii) any sale of any Registrable Securities pursuant to this Agreement and receipt by the Holders of the proceeds thereof, or

(iii) any termination of this Agreement after the initial filing of the registration statement to which these indemnity and contribution covenants relate.

         9.  Rule 144.

         The Company covenants that it shall duly and timely file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder; and that it shall take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the
Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Act, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

         10.  Miscellaneous.

              (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

              (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement.

              (c) Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement.
The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

         (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or contents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of the Holders holding at least a majority of the Registrable Securities.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be made by hand delivery, recognized overnight courier or telecopier:

         If to Whitney, Whitney Equity Fund or Whitney Debt Fund:

              J.H. Whitney & Co.
              630 Fifth Avenue
              New York, New York 10011-0302
              Telecopier No.: (212) 332-2422
              Attention:     Daniel J. O'Brien

         with a copy to:

              Friedman & Kaplan
              875 Third Avenue
              New York, New York 10022
              Telecopier No.: (212) 355-6401
              Attention:     Marjorie S. White, Esq.

         If to the Company:

              The North Face
              999 Harrison Street
              Berkeley, California 94710
              Telecopy No.: (510) 525-3346
              Attention: President

         with a copy to:

              Crosby, Heafey, Roach & May

              1999 Harrison Street
              Oakland, California 94612-3573
              Telecopy No.: (510) 273-8832
              Attention: Philip L. Bush, Esq.

         If to any Management Holder:

              The North Face
              999 Harrison Street
              Berkeley, California 94710
              Telecopy No.: (510) 525-3346

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; and when receipt is acknowledged, if telecopied.

              (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided, however, that the registration rights and the other obligations of the Company contained in this Agreement shall with respect to any Registrable Security be automatically transferred from a Holder to any subsequent holder of Registrable Securities (including any pledgee but excluding any person who acquires such securities in a transaction with respect to which a Registration Statement under the Act is effective at the time or pursuant to a sale complying with Rule 144 under the Act). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transferred shall continue to inure to the benefit of all transferees.

              (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State.

              (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

              (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.


                             TNF HOLDINGS COMPANY, INC.



                             By: /s/ Marsden S. Cason
                                 ---------------------------
                                  Name:  Marsden S. Cason
                                  Title: President

                             J.H. WHITNEY & CO.



                             By: /s/ Ray E. Newton, III
                                 ---------------------------
                                  Name:  Ray E. Newton, III
                                  A General Partner


                             WHITNEY 1990 EQUITY FUND, L.P.,



                             By: /s/ Ray E. Newton, III
                                 ---------------------------
                                  Name:  Ray E. Newton, III
                                  A General Partner


                             WHITNEY SUBORDINATED DEBT FUND, L.P.



                             By: /s/ Ray E. Newton, III
                                 ---------------------------
                                  Name:  Ray E. Newton, III
                                  A General Partner


                                  /s/ Marsden S. Cason
                                 ---------------------------
                                  MARSDEN S. CASON


                                  /s/ William A. McFarlane
                                 ---------------------------
                                  WILLIAM A. McFARLANE

AMENDMENT NO. 1 DATED AND EFFECTIVE AS OF JUNE 22, 1995 ("Amendment No. 1") TO REGISTRATION RIGHTS AGREEMENT (the "Agreement") DATED AS OF JUNE 7, 1994, AMONG THE NORTH FACE, INC. (formerly named "TNF Holdings Company, Inc."), J.H. WHITNEY & CO., WHITNEY 1990 EQUITY FUND, L.P., WHITNEY SUBORDINATED DEBT FUND, L.P., MARSDEN S. CASON, AND WILLIAM A. MCFARLANE.

This Amendment No. 1 is entered into among the parties named above and William
N. Simon. Capitalized terms used but not defined below shall have the meanings given them in the Agreement.

1. Additional Party. For all purposes of the Agreement, William N. Simon shall be a Management Holder in addition to Marsden S. Cason and William A. McFarlane and shall have the rights and obligations of a Management Holder under the Agreement.

2. Certain Corrections.

    (a) The reference in Section 1 of the Agreement to "Management Holdings" shall instead be to "Management Holders."

    (b) Clause (b) of the defineition of Registrable Securities in Section 1 of the Agreement shall be deleted, and the following shall be inserted in its place: "(b) any shares of Common Stock held as of the date hereof by any party hereto or acquired pursuant to restricted stock or option awards made under the Company's 1994 Stock Incentive Plan,".

3. General. This Amendment No. 1 is duly approved and executed in accordance with Section 10(d) of the Agreement, and, except as specifically set forth above, all covenants, terms, provisions and conditions of the Agreement are, and shall remain, in full force and effect. This Amendment No. 1 shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law of such state, and may be


[The balance of this page is intentionally left blank.]

executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


THE NORTH FACE, INC.                   J.H. WHITNEY & CO.
By /s/ Marsden S. Cason                 By /s/ Ray E. Newton, III
  ---------------------------------       -------------------------------------
Marsden S. Cason, Chairman             Ray E. Newton, III, a General Partner


WHITNEY 1990 EQUITY FUND, L.P.         WHITNEY SUBORDINATED DEBT
FUND, L.P.

By /s/ Ray E. Newton                   By /s/ Ray E. Newton
  ---------------------------------       -------------------------------------
Ray E. Newton, III, a General Partner     Ray E. Newton, III, a General Partner


/s/ Marsden S. Cason     /s/ William A. McFarlane      /s/ William N. Simon
- --------------------     -------------------------     --------------------
MARSDEN S. CASON        WILLIAM A. MCFARLANE          WILLIAM N. SIMON


                                          2